                                                                   Exhibit 10.23


                                     5/26/98

                                                            Contract No. LLJ268E
                                                                   Page  1 of 30




                             SUPPLEMENTAL AGREEMENT
                             FOR *********** ON NSAP


                                     BETWEEN


                                   AT&T CORP.


                                       AND


                            BRITE VOICE SYSTEMS, INC.

                                       AND

                         BRITE VOICE SYSTEMS GROUP, LTD.










             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.




                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.

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                                TABLE OF CONTENTS

SECTION           DESCRIPTION                                                      PAGE NO.
-------           -----------                                                      --------

1.1               STATEMENT OF PURCHASES                                                4
1.2               GOVERNING TERMS                                                       4
1.3               DURATION                                                              5
1.4               DEFINITIONS                                                           5
1.5               DESCRIPTION                                                           12
1.6               REPRESENTATIVES                                                       12
1.7               SERVICES                                                              14
1.7.1             Documentation                                                         14
1.7.2             Training                                                              14
1.7.2.1           Pilot Training                                                        14
1.7.2.2           Rollout Training                                                      15
1.7.2.3           Additional Training                                                   15
1.7.3             Engineering and Installation                                          15
1.8               SPECIFICATIONS                                                        16
1.9               APPLICATION PROGRAMMING INTERFACE                                     17
1.10              DESIGN REVIEWS                                                        18
1.11              CHANGE CONTROL AND MODIFICATION REQUESTS                              18
1.11.1            Changes in Scope                                                      18
1.11.2            Non-Compliance                                                        19
1.12              ACCEPTANCE CRITERIA                                                   20
1.12.1            Software Acceptance Criteria                                          20
1.12.1.1          Entrance Criteria for Q4                                              20
1.12.1.2          Entrance Criteria for Q2                                              21
1.12.1.3          Exit Criteria for Q2                                                  22
1.12.2            Product Acceptance Criteria                                           23
1.13              SUPPLIER'S SUPPORT AT ITN AND FFA SITES                               23
1.14              QUALITY AUDITS                                                        24
1.15              PARTIAL SHIPMENTS                                                     24
1.16              APPLICABILITY OF LIQUIDATED DAMAGES                                   24
1.16.1            Software                                                              24
1.16.2            Product                                                               24
1.17              SUPPLIER'S MILESTONES                                                 25
1.17.1            Milestones Applicable to Liquidated Damages                           25
1.17.2            Supplier's Other Key Milestones                                       25
1.18              PRICES AND PAYMENT                                                    27
1.19              FIELD SUPPORT AGREEMENT                                               27
1.19.1            Software Distribution Process                                         28
1.19.1.1          Scheduled Software Release                                            28
1.19.1.2          Unscheduled Software Patches                                          28




                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.

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                                                            Contract No. LLJ268E
                                                                  Page   3 of 30


             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

1.19.2                          Trouble Ticket Reporting Process                        28
1.19.3                           Supplier Consultation Support                          29
APPROVALS                                                                               30
EXHIBITS:
Exhibit A         Central Office Sites for the Initial Deployment of ********
Exhibit B         ******* Service Description and NSAP Product Description and
                  Configuration
Exhibit C         NSAP Feature Commitments and Exclusivity Designation
Exhibit D         NSAP Platform Feature and ****** Service Feature Specifications
Exhibit E         NSAP Documentation Provided by Brite Voice Systems, Inc.
Exhibit F         NSAP & ******* Training Provided by Brite Voice Systems, Inc.
Exhibit G         Severity Level Definitions and Response Times
Exhibit H         Prices and Payment Schedule for ***************** and NSAP -
                  Release 1.0
Exhibit I         Additional Pricing



                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.

                                     5/26/98

                                                            Contract No. LLJ268E
                                                                  Page   4 of 30




                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.


                                     [LOGO]


                              1200 Peachtree Street
                             Atlanta, Georgia 30309


                                             ACCEPTANCE SHALL BE INDICATED BY
                                             SIGNING AND RETURNING DUPLICATE TO:


Brite Voice Systems                                 AT&T Corp.
250 International Parkway                           101 Crawfords Corner Road.
Suite 300                                           Room 1F229
Heathrow, FL 32746-5006                             Holmdel, NJ  07733-3030
Attn.  Ray Naeini                                   Attn.  Victoria Melillo



This agreement ("Agreement") is made between AT&T Corp., ("Company"), having a place of business at 101 Crawfords Corner Road, Holmdel, NJ 07733-3030, and Brite Voice Systems Inc. and Brite Voice Systems Group, Ltd. (jointly and severally "Supplier") having a place of business at 250 International Parkway, Suite 300, Heathrow, Florida 32746-5006 and Brite Court, Park Road, Gatley, Cheshire, SK8 4HZ respectively, do hereby agree as follows.

1.1  STATEMENT OF PURCHASES:

Company agrees to purchase and Supplier agrees to sell Products and Services and develop and license Software on an "as-ordered" basis for deployment of the Network Service Adjunct Platform (NSAP) into Company's Development Lab, Integrated Test Network (ITN), and the Central Office sites noted in Exhibit A.

1.2  GOVERNING TERMS:

The terms and conditions of General Agreement (GA) GA0023D apply to this Agreement as if fully set forth herein. Should the terms and conditions of this Agreement conflict with the GA terms and conditions referenced above, this Agreement shall prevail. Capitalized terms not defined herein shall have the same definition as in GA0023D.



                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.

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             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

Exhibit A, "Prices and Payment Schedule for the ****** Service," is hereby removed from the GA, modified, and made part of this Supplemental Agreement (SA) as Exhibit H, Prices and Payment Schedule for ****************** and NSAP -Release 1.0.

Exhibit B, "****** Service and Configuration Description," is hereby removed from the GA, modified, and made part of this SA as Exhibit B, "****** Service Description and NSAP Product Description and Configuration."

Exhibit C, "Exclusivity Designation for *****************," is hereby removed from the GA, modified, and made part of this SA as Exhibit C, "NSAP Feature Commitments and Exclusivity Designation."

1.3  DURATION:

This Agreement shall be effective as of January 1, 1998 and shall continue in effect for a three and one half (3 1/2) year period, ending June 30, 2001 (the "Term"). The Term of this Agreement shall thereafter be automatically extended for two (2) additional one (1) year periods unless either party provides the other party six (6) months prior written notice of its desire to permit this Agreement to expire without further extension of its Term, in which event this Agreement shall expire on the day before this Agreement would otherwise be automatically extended. The termination of this Agreement shall not affect the obligations of Company or Supplier under any then existing Order or Technology Commitment Letter (TCL).

1.4 DEFINITIONS:

ACTUAL DELIVERY DATE means the date Supplier delivers to Company key documentation and Product which are not subject to Company's formal Acceptance testing.

ACTUAL PRODUCT DELIVERY DATE means the date Supplier turns over Product or Software for Company to begin Acceptance testing. Supplier will notify Company's Order Management Representative in writing of turn over of Supplier's Product. Supplier will notify Company's Technology Management Representative in writing of turn over of Supplier's Software.

APPLICATION PROGRAMMING INTERFACE (API) means the interface or calling conventions by which Service Applications access Platform resources and capabilities. The API also defines autonomous indications provided by the Platform to the Service Applications.

APPLICATION PROGRAMMING INTERFACE SPECIFICATIONS means the documentation of the APIs.




                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.

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                                                            Contract No. LLJ268E
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ASSIGNED means that a Modification Request (MR) has been accepted by Company and
Company has authorized Supplier to begin the work described in the MR.

CCB means Change Control Board and represents a group comprised of Company's personnel and Supplier's personnel who are responsible for reviewing MRs.

CENTRAL OFFICE means the physical location where communications common carriers terminate customer lines and locate the switching equipment that interconnects those lines to trunks.

COMMITTED DELIVERY DATE means the date Supplier commits to deliver to Company key documentation and Product which are not subject to Company's formal Acceptance testing.

COMMITTED PRODUCT DELIVERY DATE means the date Supplier commits to turn over Product or Software for Company to begin Acceptance testing.

COMPANY'S CCB COORDINATOR means the person designated by Company as the person responsible for managing Company's change control process. Company's CCB Coordinator has authority to accept or reject an MR.

COMPANY'S NESAC REPRESENTATIVE means the person designated by Company as the single point of interface to the NESAC.

COMPANY'S PRODUCT ACCEPTANCE TEST PLAN means the mutually agreed to document, authored by Company, which is based on Supplier's Hardware Installation Procedures and Acceptance Plan.

COMPANY'S TECHNOLOGY MANAGEMENT REPRESENTATIVE means the person designated by Company as the person responsible for Development Management.

COMPANY'S TRAINING REPRESENTATIVE means the person designated by Company as the person responsible for approving Supplier's training material and courses.

DEVELOPMENT LAB means Company's development, test and trial facility used to evaluate technology used to provide consumer services.

DRAFT COPY means a form in which Supplier delivers documentation. A Draft Copy is a copy which is still undergoing Supplier reviews and revisions and is intended to provide Company with an advance view of the document.

                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.

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                                                            Contract No. LLJ268E
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EF&I means Engineer, Furnish and Install and refers to the activities associated with all elements of central office equipment installation engineering, material procurement and related installation.

EIS means External Interface Specification which is created by Company and Supplier, owned solely by Company, and which defines the interface specifications between the Platform and Company's network elements, operations support systems and service support systems.

FEATURE means Software and/or Product that implements a communications service and related Supplier provided technical services (e.g., systems engineering, integration planning and test, technical planning, Software design/evolution consulting), documented in one or more FSDs and identified in a TCL by means of a unique FRF number.

FIELD GRADE means Supplier has used Supplier's standard processes to manufacture and deliver Product, spares, Software or documentation and such Product, spares, Software or documentation is of sufficient quality to be deployed directly into a live field site handling live network traffic.

FINAL COPY means a form in which Supplier delivers documentation. A Final Copy is a copy which is in its final bound form and is no longer undergoing revisions. A Final Copy is the copy which one receives from Supplier if ordered using Supplier's assigned order number.

FINAL WORKING DRAFT COPY means a form in which Supplier delivers documentation. A Final Working Draft is a copy which may undergo revisions between the Actual Product Delivery Date of the Platform Feature Software and the Actual Product Delivery Date of the Service Feature Software due to the fact that Supplier is still testing the Service Feature Software after the Actual Delivery Date for the Final Working Draft Copy of a particular document.

FIX TIME means the interval of time, in days, allowed for Supplier to provide a fix or work-around to a non-compliance MR or Trouble Ticket.

FTP means File Transfer Protocol and refers to a standard protocol which supports both connection-less as well as connection-oriented file transfer sessions between remote computers.

ISV means Inter-System Verification and refers to tests, conducted by Supplier, which verify that the Platform, Platform Feature(s) and Service Feature(s) developed by Supplier meet the interfaces to Company's network elements, operations support systems and service support systems as specified in Company's Specifications.
             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.

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                                                            Contract No. LLJ268E
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IVBN means Interactive Voice Broadcast Network and represents the location where
Company's broadcast training is conducted.

MR means Modification Request and serves as written notice by Company or Supplier of a request to change the scope of work done under this Agreement, an Order, or TCL. An MR also serves as written notice from Company to Supplier of Supplier's non-compliance to (i) Company's requirements documented in Company's Specifications, or (ii) Supplier's documentation listed on Pages one (1) or two
(2) of Exhibit E.

MTBF means Mean Time Between Failures and refers to the value which represents the expected value of time, in hours, until the next failure of an item assuming that the item is renewed to "as-good-as-new" condition through replacement, maintenance or repair1.

MTP means Master Test Plan which is created and owned solely be Company, and which describes Company's testing methodology used from Q5 through SG0. The MTP contains, at least, test suite definitions, test scheduling and planning requirements, test documentation and reporting requirements, test execution and personnel scheduling, test execution documentation and change control, master test schedule, and supporting test plans.

NESAC means Company's National Electronic System Assistance Center.

NCC means Company's Network Control Center.

NSAP means Network Service Adjunct Platform which is a network element designed to provide a platform for Company's business units to implement adjunct-based communications services.

NSAP ORDERING SPECIFICATIONS means the single line order number and bill of material associated with each NSAP node, which is used by Company in ordering NSAP nodes.

OPEN INTERFACE means an interface specification which is documented and is an industry standard or exists in the public domain.

OSWF means Company's On Site Work Force.

PLATFORM means hardware and software which together provide common resources to Service Applications.
********************************************************************************
********************************************************************************
             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                 THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS


--------
1 What Every Engineer Should Know About Reliability and Risk Analysis, M.
Modarres

                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.

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**************************************************************** A  Platform  is
implemented  to  support  one or more Service Applications.

PLATFORM ACCEPTANCE CRITERIA means the criteria specified in Company's Product Acceptance Test Plan upon which acceptance of Supplier's Product will be based.

PLATFORM FEATURE means Software implemented to support Service Features on NSAP Products.

PRODUCT INSTALLATION START DATE means the earliest date when Supplier can begin its installation activities of Supplier's Product in Company's Central Office sites.

PRODUCT ON-SITE DATE means the earliest date that Supplier's Product can arrive at Company's Central Office sites.

PV means Performance Verification and refers to tests, conducted by Supplier, which verify that (i) the performance of the Platform, Platform Feature(s) and Service Feature(s) developed by Supplier meet the performance requirements specified in Company's Specifications, and (ii) the Platform, Platform Feature(s) and Service Feature(s) can communicate with and transfer data to Company's network elements, operations support systems and service support systems as specified in Company's Specifications. Performance Verification measures, verifies and demonstrates the performance of the completed system against a given workload benchmark. The PV test suite is defined as a weighted mix of tests covering throughput, response time, system availability and guaranteed next cycle availability (for real time systems). Upon completion of the PV tests, the Platform, Platform Feature(s) and Service Feature(s) must meet the entrance criteria for Q4.

Q8, Q7 and Q6 means the Company Quality Gates as pertain to Orders, Supplemental Agreements or TCLs under this Agreement or under the GA as follows:

         Q8       Start design implementation

         Q7       Start unit test

         Q6       Start integration

REGRESSION VERIFICATION means tests extracted from Supplier's test suites, conducted by Supplier, which are executed following problem resolution to (i) verify that tests which had executed successfully prior to problem resolution continue to execute successfully
             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                 THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS




                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.

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following the resolution, and (ii) verify that tests which had failed prior to problem resolution execute successfully following the resolution.

REGULAR BUSINESS HOURS means the start and end time for a typical work day as defined by Company. Company reserves the right to have Regular Business Hours begin any time within the twenty-four (24) hour clock and end no later than ten
(10) hours after the start of Company's defined Regular Business Hours.

RESPONSE TIME means the interval of time, in minutes or days, allowed for Supplier's Tier III Support/Supplier Support personnel or Supplier's management personnel to respond to Company indicating that Supplier is ready to begin diagnosing a non-compliance MR or Trouble Ticket.

SCHEDULED SOFTWARE RELEASE means a software release defined by one or more FRFs, and having FSDs associated with each FRF.

SERVICE APPLICATION means one or more software modules, each containing specific call processing logic for a particular Company service, such as the ******* Service. A Service Application can consist of one or more Service Features.

SERVICE FEATURE means a Software Feature which will operate on the NSAP to implement a communications service.

SG0 means Company's Service Gates as pertain to Orders, Supplemental Agreements or TCLs under this Agreement or under the GA as follows:

   SG0 Deployment complete for all technologies supporting a specific service

SOFTWARE ACCEPTANCE CRITERIA means the requirements as set forth in Exhibit D upon which acceptance of Supplier's Platform Feature software and Service Feature software will be based.

STATUS INTERVAL means the frequency for Supplier to provide status to Company on outstanding Severity Level 1, 2, 3, or 4 Trouble Tickets.

SUPPLIER'S CUSTOMER SUPPORT ORGANIZATION means the organization responsible for providing Tier III Support/Supplier Support to Company.

SUPPLIER'S CUSTOMER SUPPORT REPRESENTATIVE means the person designated by Supplier as the single point of interface to Supplier's Customer Support Organization.

SUPPLIER'S HARDWARE INSTALLATION PROCEDURES AND ACCEPTANCE PLAN means the document, authored and owned by Supplier, which contains the installation procedures for Supplier's Product and contains the criteria upon which Supplier declares the


                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.


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installation of the Product complete and ready for turnover to Company for
Company's Acceptance.

SV means System Verification and refers to tests, conducted by Supplier, which verify that the Platform, Platform Feature(s) and Service Feature(s) developed by Supplier meet the requirements as specified in Company's Specifications.

TAB means Technical Analysis Brief and represents the document which is created and owned solely by Company, and which captures the key decision criteria and analysis of proposed architectural solutions. The reasons for choosing a solution provided in a TAB is to provide an audit path for a project to assess and reassess decisions later in the life of a project. The analysis required to produce a TAB is structured to encourage attention to customer needs.

TARGET RESPONSE TIME means the interval of time, in minutes, that Supplier's Tier III Support/Supplier Support personnel or Supplier's management personnel will attempt to respond to Company indicating that Supplier is ready to begin diagnosing a non-compliance MR or Trouble Ticket.

TIER I SUPPORT means actions, taken by Company's OSWF and NCC personnel, required to (i) maintain the Product, (ii) monitor the Product, Software, Platform, Platform Feature(s) and Service Feature(s), (iii) analyze alarm data and error logs, (iv) repair problems discovered through analysis of alarm data and error logs, (v) restore Product, Software, Platform, Platform Feature(s) and/or Service Feature(s) to normal operational processing capabilities, and
(vi) verify that Product, Software, Platform, Platform Feature(s), and/or Service Feature(s) are operating as described in documentation provided by Supplier. Tier I Support is also referred to as Maintenance Support.

TIER II SUPPORT means actions, taken by Company's NESAC personnel, required to resolve problems with Supplier's Product, Software, Platform, Platform Feature(s) and/or Service Feature(s) which could not be resolved by Company's personnel providing Tier I Support/Maintenance Support. Tier II Support is also referred to as Technical Support.

TIER III SUPPORT means actions, taken by Supplier's Customer Support personnel to assist in the diagnosis of problems with Supplier's Product, Software, Platform, Platform Feature(s) and/or Service Feature(s) referred to Supplier by Company's Tier II Support/Technical Support personnel. Tier III Support is initiated by a telephone request from Company's authorized Tier II Support/Technical Support personnel to Supplier's published support line. Company shall provide to Supplier all information requested by
             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                 THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS

Supplier and which can be obtained by Company. Tier III Support is provided by telephone from Supplier locations remote to Company's installation sites through




                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.


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consultative communication with Tier II Support/Technical Support personnel.
Tier III Support is also referred to as Supplier Support.

TP means Technical Plan and represents the document which is created and owned solely by Company, and which generally precedes system-specific requirements and serves to (i) define the key functional requirements of a service and, (ii) allocate functions across the various physical and logical components affected.

TRACEABILITY MATRIX means Supplier's document which correlates each test case to an enumerated requirement(s) specified in Company's FSD(s) and/or EIS(s).

TROUBLE TICKET means the medium used by Company's Tier II Support/Technical Support personnel to notify Supplier of problems detected in Supplier's Product or Software from Q2 through the life of the Product or Software.

UNSCHEDULED SOFTWARE PATCHES means software which (i) does not have an FSD associated with it and (ii) incorporates fixes to Severity Level 1, Severity Level 2, Severity Level 3 and/or Severity Level 4 MRs, and (iii) is initiated and managed by Company's Tier II Support/Technical Support personnel.

VERIFICATION COPY means a form in which Supplier delivers documentation. A Verification Copy is a copy which is as close to the Final Copy as possible. The only modifications that are intended to be made to a Verification Copy are those that are requested by Company via an MR during the acceptance testing of Supplier's Product or Software.

1.5 DESCRIPTION:

Exhibit B describes the first Service Application, *******, which will reside on the NSAP, and provides the Product description and Product configuration for NSAP. Platform Feature Software and Service Feature Software commitments are listed in Exhibit C, or in an Order or in a TCL issued hereunder and subject to the provisions hereof. Platform Feature Software Specifications for NSAP and Service Feature Software Specifications for ******* are listed in Exhibit D.


                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.


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1.6  REPRESENTATIVES:

For purposes of this Agreement, Company's Agreement Representative(s), Company's Technical Representative(s), Company's Technology Management Representative(s), Company's Order Management Representative(s), Company's Training Representative(s), and Company's NESAC Representative(s) shall be specified either in an Order, TCL or this Supplemental Agreement. All Work rendered under this Agreement is subject to inspection and acceptance by Company's Technology Management Representative or, in the Technology Management Representative's absence, by others as may be delegated in writing by Company.

Company's Agreement Representative is:

         Victoria Melillo
         AT&T Corp.
         Supplier Management Division
         101 Crawfords Corner Road
         Holmdel, NJ 07733-3030
         Phone             (732) 949-4717
         Facsimile         (732) 949-8982

Company's Technical Representative is:

         Julie D. Regalado
         AT&T Corp.
         101 Crawfords Corner Road
         Holmdel, NJ 07733-3030
         Phone             (732) 949-1554
         Facsimile         (732) 949-5955

Company's Technology Management Representative is:

         Edward R. Carlucci
         AT&T Corp.
         200 Route 202/206N PO Box 752
         Bedminster, NJ  07921-0752
         Phone             (908) 234-6262
         Facsimile         (908-234-8776

Company's Order Management Representative is:

         Julie D. Regalado
         AT&T Corp.
         101 Crawfords Corner Road

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         Holmdel, NJ 07733-3030
         Phone             (732) 949-1554
         Facsimile         (732) 949-5955

Company's Training Representative is:

         Eric S. Norman
         AT&T Corp.
         101 Crawfords Corner Road
         Holmdel, NJ 07733-3030
         Phone             (732) 949-7691
         Facsimile         (732) 949-5955


Company's NESAC Representative is:

         Pat Litzo
         AT&T Corp.
         28W 615 Ferry Road
         Warrenville, IL. 60555
         Phone             (630) 393-5430
         Facsimile         (630) 393-5595

or such other persons as may be designated in writing from time to time by Company.

Supplier's Agreement Representative is:

         Ray Naeini
         Brite Voice Systems, Inc.
         250 International Parkway
         Suite 300
         Heathrow, FL 32746-5006
         Phone             (407) 357-1010
         Facsimile         (407) 357-1410

Supplier's Technical Representative is:

         Steve Wilcox
         Brite Voice Systems, Inc.
         7309 E. 21st Street North
         Wichita, KS 67206-1083
         Phone             (316) 652-6500
         Facsimile         (316) 652-6800


                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.

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Supplier's Customer Support Representative is:

         Paul Epps
         Brite Voice Systems, Inc.
         2377 Gold Meadow Way, Suite 100
         Gold River, CA. 95670
         Phone             (916) 631-1588
         Facsimile         (916) 631-1515

or such other persons as may be designated in writing by Supplier from time to time.

1.7   SERVICES:

In addition to Services specifically listed in the GA as being offered by Supplier, Supplier agrees to provide the Services listed in the following sections.

1.7.1  DOCUMENTATION:

Supplier will provide the documentation described and listed in Exhibit E according to the date(s) specified in Section 1.17, "SUPPLIER'S MILESTONES." Supplier agrees to grant and hereby grants to Company the right to use the Supplier-owned documents listed in Exhibit E. Supplier agrees that Company may make a reasonable number of copies of such documents for internal business purposes of Company and Ordering Companies.

1.7.2  TRAINING:

Supplier will provide training courses as described in Exhibit F.

1.7.2.1  PILOT TRAINING:

Supplier will conduct pilot training courses associated with each new Generic Release, for up to twenty (20) students, covering the operations, administration, maintenance, and provisioning processes for Company personnel that will perform Tier I Support/Maintenance Support and Tier II Support/Technical Support for the Product. The location of this training is dependent on the hardware and software needed to conduct the course and will be mutually agreed upon and documented in Exhibit F or Company's Quality Plan for each new Generic Release. Company's Training Representative will be responsible for ensuring training materials and supporting documentation are thoroughly reviewed by Company subject matter experts, and that feedback is provided to Supplier regarding the content of the course.

Following the completion of the pilot training course and prior to the rollout training, Supplier agrees to modify training materials, training content, and related documentation to


                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
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incorporate mutually agreed upon corrections and mutually agreed upon improvements identified during pilot training.

1.7.2.2  ROLLOUT TRAINING:

After completion of the pilot training course(s), Supplier will offer two (2) hands-on sessions and at least two (2) classroom sessions of the rollout training course. The number and location of the hands-on and broadcast sessions will be mutually agreed to and documented in Exhibit F or in Company's Quality Plan. The total of all rollout training sessions will provide training for at least fifty (50) of Company's personnel who will be performing Tier I Support/Maintenance and Tier II Support/Technical Support for the Product and Software.

1.7.2.3  ADDITIONAL TRAINING:

At Company's request, Supplier agrees to develop and deliver a "Train-the-Trainer" course, intended for use (i.e., delivery and modification) by Company, which will be subject to content and pricing agreed to in a separate purchase order. This course will be designed to provide Company's training personnel and selected subject matter experts education, skills and knowledge for their use in delivering end-user, maintenance and system administration training to Company's personnel without the aid of Supplier's trainers or subject matter experts. This training will be designed to be equivalent to and will capture all of the pertinent subjects covered during training delivered under contract by Supplier.

At Company's request, Supplier further agrees to offer additional training, for a Generic or Non-Generic Release, which will be subject to content and pricing agreed to in a separate purchase order. Supplier agrees to update the training material concurrently with Generic Software Releases to reflect subsequent and continuing technology releases.

1.7.3  ENGINEERING AND INSTALLATION:

Supplier will provide engineering and installation services, including site surveys, identification of power and cooling requirements, and installation of the NSAP Product at the request of Company. Supplier agrees that Company shall own all rights, title and interest associated with all documents, including but not limited to interconnection drawings, cabling plans and installation specification drawings, that Supplier either creates, updates or provides in the course of performing Services for Company relating to EF&I, or that are required by Company to perform EF&I. Supplier has the right to use the aforementioned drawings as necessary for Supplier to perform Services. The provisions of the previous two (2) sentences (i) shall apply to all documents, drawings or plans that are shown in Exhibit E and that are marked "AT&T Proprietary" and, (ii) shall not apply to all documents, drawings or plans that are shown in Exhibit E and that are marked "Brite Proprietary".

                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.


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1.8   SPECIFICATIONS:

Service Feature Specifications and Platform Feature Specifications are listed in Exhibit D. Said Service Features and Platform Features shall perform in accordance with the mutually agreed upon Specifications for these Features.

All rights, title and interest to feasibility documents (e.g., Technical Analysis Brief (TAB)), requirements documents (e.g., Technical Plan (TP), Feature Specification Document (FSD), External Interface Specification (EIS)), and test documents which are used for post-Q4 testing (e.g., Master Test Plan
(MTP), Test Specification) will be owned by Company even if Supplier provides some input to the creation of such feasibility, requirements and test documents. All rights to Product and Software design documents (e.g., Functional Design Specification (FDS)) and test documents created by Supplier for pre-Q4 testing will be owned by Supplier even if Company provides some input to the creation of such Product and Software design documents and test documents. Supplier agrees to provide copies of such Product test documents and such Software design documents and test documents to Company for its internal use by Company and Ordering Companies solely in conjunction with the Deliverables furnished hereunder.

Company may distribute any feasibility, requirements or test document to a third party without Supplier's written consent. Notwithstanding the Use of Information clause in the General Agreement, Supplier may distribute any design document to a third party provided that all technical and business information that is Company's proprietary information, which includes but is not limited to any Company proprietary information relating to the concept defined in paragraph two
(2) of Exhibit C, is expunged from such document by Supplier.

Feasibility, requirement and test documents will be marked as follows:
- "This document is AT&T Proprietary and shall not be disclosed to a third party without Company's prior written express approval.
- "The AT&T proprietary information and Brite Voice Systems proprietary information, if any, are governed by the applicable terms and conditions of the GA, and/or relevant Non-Disclosure Agreements, and/or relevant Supplemental Agreements."
-
Design documents will be marked as follows:
- "This document is Brite Voice Systems, Inc. Proprietary. However, it may contain information specific to and/or proprietary to AT&T. Brite Voice Systems personnel are responsible for protecting any AT&T proprietary information. If this document is not associated with a feature designated as exclusive to AT&T, it may be shared with a third party, but the Senior Vice President of Engineering for Brite Voice Systems or other

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-    designated Brite individual, as appropriate, has the responsibility for deleting any AT&T proprietary information."
- "The Brite Voice Systems proprietary information and AT&T proprietary information, if any, are governed by the applicable terms and conditions of the GA, and/or relevant Non-Disclosure Agreements, and/or relevant Supplemental Agreements."

1.9    APPLICATION PROGRAMMING INTERFACE:

Supplier agrees to provide the NSAP Voice and Telephony Application Programming Interface Specification which contains the Application Programming Interface
(API)

Specifications for the APIs that exist within the NSAP for communication between the Service Applications and Platform as defined by Company's Specifications listed in Exhibit D.

Supplier agrees that the scope of the API Specifications will include all Service Application to Platform communications defined for the Platform software to be delivered to Company. The API Specifications will include calling conventions and autonomous indications associated with the following areas:
-        *******
-        *******
-        *******
-        *******
-        *******

Supplier agrees that the API Specifications will include all Platform capabilities available in the Software, including capabilities not used at all by the ************* Application as well as unused arguments or options of capabilities that are used by the ************ Application. Supplier further agrees that the API Specifications will include the following:
-        *******
-        *******
-        *******
-        *******
-        *******
-        *******

Upon completion of the API Specifications, Supplier agrees to make the APIs an Open Interface. The API Specifications will be delivered as per the milestone specified in Section 1.17, "SUPPLIER'S MILESTONES". Supplier agrees that Company may release the API Specifications to a third party, without Supplier's written consent, for use in developing other Service Applications on the NSAP.


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1.10     DESIGN REVIEWS:

Supplier agrees to provide to Company a list of design, development and testing milestones along with definitions of said milestones. Supplier further agrees to notify Company ten (10) days prior to Supplier's Software and user interface screen design reviews. Supplier further agrees that Company may participate in said reviews and reviews of any associated documentation.

1.11   CHANGE CONTROL AND MODIFICATION REQUESTS:

1.11.1   CHANGES IN SCOPE:

Company may, at any time, by written notice, advise Supplier of Company's intent to make changes in, alterations of, or deductions from (all hereinafter referred to as "Changes"), the work performed hereunder. Rigorous change control shall be implemented to monitor such Changes which are prompted primarily by modifications to FSD(s) and External Interface Specifications (EIS(s)). These Changes may affect committed schedules and committed costs.

Company or Supplier may request Changes to the work called for by an FSD(s) or an EIS(s). All requests for Changes in FSD(s), EIS(s), Services or Work must be made in writing, via an MR, to the appropriate Company Change Control Board
(CCB) which shall include Supplier representation. Company's notification of acceptance or rejection of Change(s) shall be documented in said MR. No Change shall be considered as an addition to or deduction from work called for by an FSD(s), an EIS(s), an Order, or TCL nor shall Supplier be entitled to any compensation for work done pursuant to or in contemplation of a Change, unless the Change is made pursuant to a written MR Assigned to Supplier by Company's CCB Coordinator.

Supplier shall, within ten (10) working days after receipt of an MR from Company requesting an addition, alteration, deduction or deviation to work called for by an FSD(s), an EIS(s), an Order or TCL, submit a proposal to Company which includes any change in Supplier's price or change in delivery schedule necessitated by such Change. Supplier's response may include a recommendation against pursuing such Change. Supplier's response also may include a request to extend the response to a mutually agreed upon date. In any instances where the schedule will be impacted by the analysis of such Change, the scope and duration of the analysis will be negotiated before the analysis of the Change is started. Company shall, within ten (10) working days of receipt of Supplier's proposal, either (i) accept the proposal, in which event Company shall, in writing, Assign the MR to Supplier, thus directing Supplier to perform the Change(s), or (ii) advise Supplier via the MR not to perform the Change(s), in which event Supplier shall proceed with the original work. MRs which are Assigned to Supplier will be assigned a Severity Level as defined in Exhibit G. If under this Section 1.11.1, Supplier recommends against making a Change that adversely impacts Supplier or Supplier's obligations under this Agreement or the GA, and Company



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still desires to make such Change, then Supplier shall at its option determine whether to make such Change and if not, Supplier and Company will cooperate in good faith to determine if alternative options are available to implement such Change for Company.

Should Company choose to make any Change as specified above, the applicable FSD(s) or EIS(s), will be changed accordingly and the appropriate Order(s) or TCL(s) changed to reflect any agreed to changes to committed schedules or prices.

If the cost of supplies or materials made obsolete or excess as a result of such change is included in Supplier's claim for adjustment, Company shall have the right to prescribe the manner of disposition of such supplies or materials. Any claim for adjustment under this clause must be asserted within thirty (30) days from the date the change is ordered. However, if Company determines that the facts justify such action, it may receive, consider and adjust any such claim asserted at any time prior to the date of final payment. Nothing contained in this clause shall excuse Supplier from proceeding with the work so changed.

1.11.2   NON-COMPLIANCE:

Company may, at any time after Q4, by written notice, advise Suppler of (i) Supplier's non-compliance of any requirements documented in FSD(s) and/or EIS(s), or (ii) Supplier's non-compliance to Supplier's documentation listed in Exhibit E (all hereinafter referred to as "Modifications"). Rigorous change control shall be implemented to monitor such Modifications which are prompted primarily from Company's acceptance testing of Supplier's Product and Software, as well as Company's acceptance testing of Company's network elements requiring development to support Features identified in Exhibit C. These Modifications shall not affect committed schedules or committed costs.

All requests for Modifications shall be made in writing, via Company's Change Control Board, to Supplier. An MR created as a result of a request for a Modification shall be assigned a Severity Level as defined in Exhibit G. All Modifications must be completed by Supplier prior to exiting Q2, unless specified otherwise in Company's Quality Plan. If Company agrees that some Modifications are not to be completed prior to exiting Q2, Supplier agrees to, at Company's option, either (i) reduce the final invoice by an amount that is mutually agreed to, or (ii) agree to implement the Modifications is a subsequent Release, to be determined by Company, at no cost to Company.



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1.12  ACCEPTANCE CRITERIA:

Company business operates under quality standards and International Standards Organization (ISO) 9001 guidelines. Quality processes are in place to govern the execution of the Quality Plans for the various company organizations. Supplier agrees to participate with Company in developing Supplier's deliverables in accordance with the criteria specified in this Section 1.12 and in the Quality Plans as mutually agreed upon by both parties.

The Acceptance Criteria specified herein are the key criteria used to determine Company's Acceptance of Supplier's Product and Software. A complete set of criteria used to monitor the progress from one quality gate to another will be specified in Company's Quality Plan for the NSAP.

1.12.1  SOFTWARE ACCEPTANCE CRITERIA:

Software acceptance will not occur until after completion of the entrance criteria for Q4 and entrance and exit criteria for Q2. Supplier agrees that acceptance of the Software will be based on the Software Acceptance Criteria.

1.12.1.1  ENTRANCE CRITERIA FOR Q4:

The following criteria will be used to determine whether Supplier's Software will pass the Q4 Quality Gate so that Acceptance testing can begin in the ITN.

1. *****************************************************************************
2. *****************************************************************************
3. *****************************************************************************
   *****************************************************************************
   *****************************************************************************
   *****************************************************************************
   *****************************************************************************
   ************************************

4. *****************************************************************************
   *******************************************************************
5. ****************************************************************************
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6.   ***************************************************************************
7.   ***************************************************************************
     **********************************************************************
8.   ***************************************************************************
     **********************************************************************
9.   ***************************************************************************
10.  ***************************************************************************
     **********************************************************************
11.  ***************************************************************************
12.  ***************************************************************************
     **********************************************************************
13.  ***************************************************************************
14.  ***************************************************************************
     **********************************************************************
15.  ***************************************************************************
     **********************************************************************
16.  ***************************************************************************
     ***************************************************************************
     ****************************************************************
17.  ***************************************************************************
     *
18.  ***************************************************************************
     **********************************************************************
19.  ***************************************************************************
     *
20.  *******
21.  *******
22.  *******
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1.12.1.2  ENTRANCE CRITERIA FOR Q2:


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The following criteria will be used to determine whether Supplier's Software will pass the Q2 Quality Gate so
that Acceptance testing can proceed into the FFA.

1. ****************************************************************************
2. ****************************************************************************
   *********************************************************************
3. ****************************************************************************
4. ****************************************************************************
5. ****************************************************************************
6. ****************************************************************************
7. ****************************************************************************
   - *******
   - *******
   - *******
8. *******
9. *****************************************************************************
   ********************************************************************
10.****************************************************************************
   ********************************************************************
11.*****************************************************************************
   ********************************************************************
12.*****************************************************************************
   ********************************************************************
13.*****************************************************************************
   ********************************************************************
14.****************************************************************************
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15.*****************************************************************************
   ********************************************************************
16.*******
17.*****************************************************************************
   ********************************************************************

1.12.1.3  EXIT CRITERIA FOR Q2:

The following criteria will be used to determine whether Supplier's Software will exit the Q2 Quality Gate so that deployment at the remaining sites can begin.
1. ****************************************************************************
2. ****************************************************************************

3. ****************************************************************************
4. ****************************************************************************
5. ****************************************************************************
6. ****************************************************************************
7. *****************************************************************************
   ********************************************************************

1.12.2  PRODUCT ACCEPTANCE CRITERIA:

Product Acceptance at a particular site will not begin until (i) after full shipment of Product for that site has been received at Company's site, (ii) full product installation has occurred, and (iii) Supplier has provided written notice to Company of the completion of installation, if Supplier provides installation services, or Supplier has provided written notice to Company that Product has been delivered to Company's site. The Product Acceptance test period shall conclude thirty (30) days from Supplier's written notice of installation completion, if Supplier provides installation services. If Supplier does not provide installation services, the Product Acceptance test period shall conclude thirty (30)

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days from Supplier's Actual Product Delivery Date. Product Acceptance will be based upon Company's Platform Acceptance Criteria.

1.13   SUPPLIER'S SUPPORT AT ITN AND FFA SITES:

Supplier agrees to provide **************************************************
********************************************************************************
********************************************************************************
****************************************.

Supplier further agrees to provide ********************************************
********************************************************************************
*****************************************.

Supplier further agrees that Company will be able to contact *******************
********************************************************************************
********************************************************************************
********************************************************************************
***************************************************************.

1.14  QUALITY AUDITS:

Supplier shall, upon written request by Company and based on agreement as to appropriate confidentiality restrictions, permit Company to conduct a quality audit of Supplier's production and other processes for purposes of validating intervals. Supplier further agrees to reasonably review and consider implementation of any reasonable processes and/or suggestions resulting from this audit based upon a mutually-agreed to implementation schedule.

1.15 PARTIAL SHIPMENTS:

Supplier may deliver partial shipments only upon written authorization from Company.

1.16   APPLICABILITY OF LIQUIDATED DAMAGES:

1.16.1  SOFTWARE:

Company agrees that, for this initial contract only, liquidated damages for the Software will be based on the latest Q4 date between the Platform Feature software and Service
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Feature software. Company and Supplier agree that liquidated damages for
Software, if applicable, will be (i) calculated from Supplier's Committed Product Delivery Date of the *********************************************
**************************, and(ii) based on *****************************
**************************************************************************
**************************************************************************
***********************************************.

1.16.2  PRODUCT:

Company and Supplier agree that, since there were no previously Committed Product Delivery Dates for Product delivery to Company's ITN, FFA or Central Office sites, liquidated damages, if applicable, will be calculated from the Committed Product Delivery Dates for said sites as documented in Section 1.17.1, "Milestones Applicable to Liquidated Damages" and Exhibit A. Company agrees to allow a ********** grace period for the Product delivery to the ITN before imposing liquidated damages, which means that liquidated damages, if applicable, will be calculated from the ****************************************************
*****************. Company further agrees that liquidated damages for Product will be applied on a per Product delivery basis and will be based on a per Product price of ***************************************************************
********************************************************************************
*********************************************************.

1.17    SUPPLIER'S MILESTONES:

Supplier shall comply with the milestones set forth in this Section 1.17.













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1.17.1  MILESTONES APPLICABLE TO LIQUIDATED DAMAGES:

---------------------------------------------- -------------------------------------------- ----------------
                  MILESTONE                                     LOCATION                       COMMITTED
                                                                                                PRODUCT
                                                                                             DELIVERY DATE
---------------------------------------------- -------------------------------------------- ----------------
**************************                     ****************                                  *****
                                               ****************
                                               ****************
---------------------------------------------- -------------------------------------------- ----------------
********************************************** ***********************                      ********************
---------------------------------------------- -------------------------------------------- ----------------
********************************************   *****************                                 *****
                                               ****************
                                               ****************
---------------------------------------------- -------------------------------------------- ----------------

1.17.2  SUPPLIER'S OTHER KEY MILESTONES:

---------------------------------------------- -------------------------------------------- ----------------
                  MILESTONE                                     LOCATION                       COMMITTED
                                                                                             DELIVERY DATE
---------------------------------------------- -------------------------------------------- ----------------
********************************************   ***************                                  ******
                                               ***************
                                               ***************
---------------------------------------------- -------------------------------------------- ----------------
********************************************   ***************                                   *****
                                               ***************
                                               ***************
                                               ***********************************************
---------------------------------------------- -------------------------------------------- ----------------
***********************************            **************                               ******************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
****************************                   **************                               *******************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
********************************************   **************                                   ******
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------

---------------------------------------------- -------------------------------------------- ----------------

---------------------------------------------- -------------------------------------------- ----------------

------------------------------------------------------------------------------------------------------------


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
------------------------------------------------------------------------------------------------------------
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
---------------------------------------------- -------------------------------------------- ----------------
**************************************         **************                               ********************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
****************************                   **************                               ********************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
*********************************              **************                               ********************
                                               **************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
*********************************              **************                               *******************
                                               **************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
*******************************************    **************                               ********************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
*******************************************    **************                               ********************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
***************************************        **************                                    *****
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
*****************************************      **************                               ********************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
***************************************        **************                               ********************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
*****************************************      **************                                    *****
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
****************************************       **************                               ********************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
***************************                    **************                               ********************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------

---------------------------------------------- -------------------------------------------- ----------------

---------------------------------------------- -------------------------------------------- ----------------

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
------------------------------------------------------------------------------------------------------------
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------------------------------------------------------------------------------------------------------------

---------------------------------------------- -------------------------------------------- ----------------
********************************************** ******************************************** ********************
                                               **************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
********************************************** ******************************************** ************
                                               **************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
********************************************** ******************************************** **********
                                               **************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
********************************************** ************************************         ****************************************
*****************************
---------------------------------------------- -------------------------------------------- ----------------
********************************************** ******************************************** ******************
                                               **************
                                               **************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
********************************************** ******************************************** **************
                                               **************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
********************                           **************                               ********************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------
***********************                        *******************                          *******************
---------------------------------------------- -------------------------------------------- ----------------
***********************                        *******************                          *******************
---------------------------------------------- -------------------------------------------- ----------------
********************************************** *********************************                 *****
                                               **************
                                               **************
                                               **************
---------------------------------------------- -------------------------------------------- ----------------


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1.18   PRICES AND PAYMENT:

The prices and payment schedule for NSAP - Release 1 and ***************** are listed in Exhibit H and Exhibit I.

1.19   FIELD SUPPORT AGREEMENT:

Company and Supplier agree that Company shall provide Tier I Support/Maintenance Support and Tier II Support/Technical Support. Supplier agrees to provide Tier III Support/Supplier Support during the Warranty Period and under the terms of the maintenance contract during the period of time that a maintenance contract is in effect. Company agrees that Supplier shall not be responsible or liable for Company's action or inaction in providing Tier I Support/Maintenance Support or Tier II Support/Technical Support, unless Company was specifically instructed to take such action by Supplier in providing Tier III Support/Supplier Support or in Supplier's support documentation listed in Exhibit E.

1.19.1   SOFTWARE DISTRIBUTION PROCESS:

The following sections are meant to provide additional clarification to the Software update requirements specified in Company's Specifications.

1.19.1.1  SCHEDULED SOFTWARE RELEASE:

Company and Supplier shall mutually agree to all Committed Product Delivery Dates for Scheduled Software Releases. For Scheduled Software Releases, Supplier agrees to deliver two (2) sets of tapes each for the Platform Feature Software and/or Service Feature Software to the ITN at Q4 for Company's Acceptance. The name and address for the person to whom the tapes should be delivered is provided in Section 1.17 "SUPPLIER'S MILESTONES". After Company has completed Acceptance testing at the ITN and at Company's direction, Supplier agrees to deliver two (2) sets of tapes each for the Platform Feature Software and/or Service Feature Software to the FFA at Q2 for Company's Acceptance testing. Upon meeting the exit criteria at Q2, Supplier agrees to deliver two (2) sets of tapes each for the Platform Feature Software and Service Feature Software to each remaining Central Office site listed in Exhibit A.

1.19.1.2  UNSCHEDULED SOFTWARE PATCHES:

For Unscheduled Software Patches, Company shall access Supplier's FTP server on the public internet and FTP the Unscheduled Software Patch to Company's ITN. Company agrees to be responsible for distribution of Unscheduled Software Patches to Company's Central Office Sites.


                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.


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                                     5/26/98

                                                            Contract No. LLJ268E
                                                                   Page 31 of 30


1.19.2   TROUBLE TICKET REPORTING PROCESS:

This section is meant to provide a high level description of the process used by Company to refer a Trouble Ticket to Supplier. A document describing the details of the mechanics (e.g., method of communicating Trouble Tickets - email, facsimile, etc.) will be developed jointly between Company's NESAC Representative and Supplier's Customer Support Representative prior to Company's Q2 date.

Company agrees that only authorized persons from Company's Tier II Support/Technical Support organization will refer Trouble Tickets to Supplier. When Company's Tier II Support/Technical Support personnel determine the need to refer a Trouble Ticket to Supplier, Company shall initiate a telephone call to Supplier's published support line and, at a minimum, shall describe the nature of the problem, the Severity Level of the problem, and shall provide Company's Trouble Ticket number. Supplier agrees that Supplier's support line personnel will contact Supplier's Tier III Support/Supplier Support personnel for resolution of Company's Trouble Ticket. Supplier further agrees to respond to Company's Tier II Support/Technical Support personnel per the Response Times documented in Exhibit G.

1.19.3   SUPPLIER CONSULTATION SUPPORT:

Supplier agrees that, from time to time, Company may initiate a call directly to Supplier's Tier III Support/Supplier Support personnel for general consultation and questions. Company agrees that at no time shall Company refer a Trouble Ticket directly to Supplier's Tier III Support/Supplier Support personnel.




                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.

                                     5/26/98

                                                            Contract No. LLJ268E
                                                                   Page 32 of 30



IN WITNESS WHEREOF, the Supplier and Company have executed this Agreement in duplicate as of the dates set forth below.

BRITE VOICE SYSTEMS, INC.                       BRITE VOICE SYSTEMS GROUP, LTD.

/S/ D. S. GERGACZ                               /S/ D. S. GERGACZ
----------------------------------              -------------------------------
Signature                                       Signature


DAVID S. GERGACZ                                DAVID S. GERGACZ
----------------------------------              -------------------------------

Name - typed or printed                         Name - typed or printed


CHAIRMAN & CEO                                  DIRECTOR
----------------------------------              -------------------------------
Title - typed or printed                        Title - typed or printed


5/29/98                                         5/29/98
----------------------------------              -------------------------------
Date                                            Date

On behalf of
AT&T CORP.

/S/ BY JUDY L. BURDS
----------------------------------
Signature


JUDY L. BURDS
----------------------------------
Name - typed or printed


DIRECTOR - NETWORK SUPPLIER MGMT.
----------------------------------
Title - typed or printed


5/26/98
----------------------------------
Date

                          AT&T Proprietary (Restricted)
                  Solely for Those Persons With a Need to Know.
                      Use Pursuant to Company Instructions.

                                                                         5/26/98
                                                            Contract No. LLJ268E

                                              EXHIBIT A (PAGE 1 OF 2)

             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELYWITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

           CENTRAL OFFICE SITES FOR THE INITIAL DEPLOYMENT OF *******

-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
COMMON LANGUAGE LOCATION                     ADDRESS                     NUMBER OF NSAP     PRODUCT ON-SITE          PRODUCT
 IDENTIFIER (CLLI) CODE                                                      NODES               DATE          INSTALLATION START
                                                                                                                      DATE
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
*****************          ****************                                    *                ******               ******
                           ****************
                           ****************
                           ****************
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
*****************          ****************                                    *                ******               ******
                           ****************
                           ****************
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
*****************          ****************                                    *                ******               ******
                           ****************
                           ****************
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
*****************          ****************                                    *                ******               ******
                           ****************
                           ****************
                           ****************
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
*****************          ****************                                    *                ******               ******
                           ****************
                           ****************
                           ****************
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
*****************          ****************                                *********            ******               ******
                           ****************
                           ****************
                           ****************
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
*****************          ****************                                    *                ******               ******
                           ****************
                           ****************
                           ****************
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------










---------------------------------------------- ---------------------
COMMON LANGUAGE LOCATION   COMMITTED PRODUCT         COMMENTS
 IDENTIFIER (CLLI) CODE    DELIVERY DATE [+]

---------------------------------------------- ---------------------
*****************               ******         *********



---------------------------------------------- ---------------------
*****************               ******


---------------------------------------------- ---------------------
*****************               ******


---------------------------------------------- ---------------------
*****************               ******



---------------------------------------------- ---------------------
*****************               ******



---------------------------------------------- ---------------------
*****************               ******



---------------------------------------------- ---------------------
*****************               ******



---------------------------------------------- ---------------------









                                           AT&T PROPRIETARY (RESTRICTED)
                                  SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                                       USE PURSUANT TO COMPANY INSTRUCTIONS

                                                                         5/26/98
                                                            Contract No. LLJ268E

                                              EXHIBIT A (PAGE 2 OF 2)


             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
COMMON LANGUAGE LOCATION                     ADDRESS                     NUMBER OF NSAP     PRODUCT ON-SITE          PRODUCT
 IDENTIFIER (CLLI) CODE                                                      NODES               DATE          INSTALLATION START
                                                                                                                      DATE
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
*****************          ****************                                    *                ******               ******
                           ****************
                           ****************
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
*****************          ****************                                    *                ******               ******
                           ****************
                           ****************
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
*****************          ****************                                    *                ******               ******
                           ****************
                           ****************
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
*****************          ****************                                *********            *******              ******
                           ****************
                           ****************
                           ****************
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------
*****************          ****************                                    *                ******               *******
                           ****************
-------------------------- -------------------------------------------- ----------------- -------------------- --------------------





-------------------------- -------------------- ---------------------
COMMON LANGUAGE LOCATION    PRODUCT DELIVERY          COMMENTS
 IDENTIFIER (CLLI) CODE         DATE [+]

-------------------------- -------------------- ---------------------
*****************                ******


-------------------------- -------------------- ---------------------
-------------------------- -------------------- ---------------------
*****************                ******         **********************


-------------------------- -------------------- ---------------------
-------------------------- -------------------- ---------------------
*****************                ******         *************


-------------------------- -------------------- ---------------------
-------------------------- -------------------- ---------------------
*****************                ******



-------------------------- -------------------- ---------------------
-------------------------- -------------------- ---------------------
*****************                ******         *************

-------------------------- -------------------- ---------------------








+ Company and Supplier agree that any modifications to Committed Product Delivery Dates shall be mutually agreed to and documented in an amendment to this Agreement.


                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                                                         5/26/98
                                                            Contract No. LLJ268E


                             EXHIBIT B (Page 1 of 3)


             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

      ********* DESCRIPTION AND NSAP PRODUCT DESCRIPTION AND CONFIGURATION

1.0  ************** DESCRIPTION

     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************.
2.0  PRODUCT CONFIGURATION

     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ********************.

     ***********************************************************:
     -  *******************************
     -  *******************************
     -  *******************************
     -  ************************************************************************
        *************************************************
     -  ************************************************************************
        ************************************************************************
        ************************************************************************
        ************************************************************************
        **************************************
     -  ********************************************
     -  ************************************************************************
        *****************

     ********************************************************************.



                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                                                         5/26/98
                                                            Contract No. LLJ268E


                             EXHIBIT B (Page 2 of 3)


             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                      NSAP NODE TELCO CABINET CONFIGURATION
                          TO SUPPORT THE ****** SERVICE


     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***********************************


                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                                                         5/26/98
                                                            Contract No. LLJ268E


                             EXHIBIT B (Page 3 of 3)


             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.



        NSAP NODE APPLICATION PROCESSING UNIT (APU) CABINET CONFIGURATION
                          TO SUPPORT THE ****** SERVICE



     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***********************************


                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                                                         5/26/98
                                                            Contract No. LLJ268E

                             EXHIBIT C (PAGE 1 OF 1)
                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS
             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

   NSAP FEATURE COMMITMENTS AND EXCLUSIVITY DESIGNATION (FRF 6672 & FRF 6776)


--------------------------- ------------ -------- --------------------------------------------------------- --------------------
       FEATURE NAME           Q4 DATE     FRF#                 COMPANY SPECIFICATION DOCUMENT                DEVELOPMENT + RTU
                                                                                                                LICENSE FEE

--------------------------- ------------ -------- --------------------------------------------------------- --------------------
*****************             ******      6672    ****** Service Release 1.0 *********************             ************
                                                  **********Issue 1.0
--------------------------- ------------ -------- --------------------------------------------------------- --------------------
--------------------------- ------------ -------- --------------------------------------------------------- --------------------
NSAP - Release 1.0            ******      6776    Network Service Adjunct Platform (NSAP) Feature
                                                  Specification Document Release 1.0
--------------------------- ------------ -------- --------------------------------------------------------- --------------------






--------------------------- --------------------- ----------------------
       FEATURE NAME           EXCLUSIVITY /            UNLIMITED
                            EXCLUSIVITY PERIOD    REPLICATION RIGHTS

--------------------------- --------------------- ----------------------
*****************                No / N/A                 No

--------------------------- --------------------- ----------------------
--------------------------- --------------------- ----------------------
NSAP - Release 1.0               No / N/A                 No

--------------------------- --------------------- ----------------------




[++]  This total includes the cost for FRF 6672 and FRF 6776.

Company and Supplier agree that all Features in the initial commitment for ****** Service-Release 1.0 and NSAP-Release 1.0 are included in FRF 6672 & FRF 6776 and no such features are considered to be exclusive, developed information or an original work of authorship and no such Features shall be considered to be inventions owned by the Company. Company and Supplier further agree that Company shall solely own all intellectual property rights, including, without limitation, patent rights and trade secret rights that are associated with the following concept: The combination of the following elements, an account number that can be used as a dialable number to receive telecommunication services from a particular carrier and operating as a billing mechanism to which such communication services and communication services from other carriers can be charged.


                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                                                         5/26/98
                                                            Contract No. LLJ268E

                             EXHIBIT D (PAGE 1 OF 1)


             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         NSAP PLATFORM FEATURE AND ****** SERVICE FEATURE SPECIFICATIONS


- NETWORK SERVICE ADJUNCT PLATFORM NSAP FEATURE SPECIFICATION DOCUMENT - (RELEASE 1.0) VERSION 2, FRF 6776, Mayra Caceres (coordinator), March 19, 1998

-    ****** SERVICE RELEASE 1.0 ******************* ISSUE 1.0- FINAL COPY, FRF
     6672, Kwang Suh, Cory Ginourginas (coordinators), March 16, 1998

- NETWORK SERVICE ADJUNCT PLATFORM ****** INTERFACE SPECIFICATIOn, Brunken, Jere (AT&T), Bugga, Prabhakar (AT&T), Leavell, Blair (Brite Voice Systems), April 22,1998

- NETWORK SERVICE ADJUNCT PLATFORM ****** INTERFACE SPECIFICATION, DasGupta, Naupam (AT&T), Leavell, Blair (Brite Voice Systems), April 22, 1998

- NETWORK SERVICE ADJUNCT PLATFORM ***** INTERFACE SPECIFICATIOn, Leavell, Blair (Brite Voice Systems), Wu, Hui-Ling (AT&T), TBD +

-    PLATFORM TO ********** INTERFACE SPECIFICATION DOCUMENt, January 9, 1998




+ Company and Supplier shall mutually agree to the delivery date of this document by ******.

                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                                                         5/26/98
                                                            Contract No. LLJ268E




                             EXHIBIT E (PAGE 1 OF 6)

             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

       ****** AND NSAP DOCUMENTATION PROVIDED BY BRITE VOICE SYSTEMS, INC.

 (TIER I SUPPORT/MAINTENANCE SUPPORT AND TIER II SUPPORT/TECHNICAL SUPPORT
  DOCUMENTATION)


********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
**********************************************************






                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                                                         5/26/98
                                                            Contract No. LLJ268E



                           EXHIBIT E (PAGE 2 OF 6)


             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

       ****** AND NSAP DOCUMENTATION PROVIDED BY BRITE VOICE SYSTEMS, INC.

 (TIER I SUPPORT/MAINTENANCE SUPPORT AND TIER II SUPPORT/TECHNICAL SUPPORT
  DOCUMENTATION)


********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
**********************************************************



                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                                                         5/26/98
                                                            Contract No. LLJ268E



                           EXHIBIT E (PAGE 3 OF 6)



             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

       ****** AND NSAP DOCUMENTATION PROVIDED BY BRITE VOICE SYSTEMS, INC.

                               (TRAINING MATERIAL)


********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
**********************************************************





                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                                                         5/26/98
                                                            Contract No. LLJ268E



                           EXHIBIT E (PAGE 4 OF 6)


             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

       ****** AND NSAP DOCUMENTATION PROVIDED BY BRITE VOICE SYSTEMS, INC.

                             (ENGINEERING DRAWINGS)


********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
**********************************************************






                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                                                         5/26/98
                                                            Contract No. LLJ268E



                           EXHIBIT E (PAGE 5 OF 6)




             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

       ****** AND NSAP DOCUMENTATION PROVIDED BY BRITE VOICE SYSTEMS, INC.

                     (DEVELOPMENT MANAGEMENT DOCUMENTS) [+]


********************************************************************************
********************************************************************************
********************************************************************************
****************************



+ These documents are not orderable through Supplier's standard, published practices.




                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                                                         5/26/98
                                                            Contract No. LLJ268E



                           EXHIBIT E (PAGE 6 OF 6)

             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

       ****** AND NSAP DOCUMENTATION PROVIDED BY BRITE VOICE SYSTEMS, INC.

                       (THIRD PARTY VENDOR DOCUMENTATION)


********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
**********************************************************





                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                                                         5/26/98

                                                            Contract No. LLJ268E



                             EXHIBIT F (PAGE 1 OF 1)

                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS
             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         ****** AND NSAP TRAINING PROVIDED BY BRITE VOICE SYSTEMS, INC.

 (TIER I SUPPORT/MAINTENANCE SUPPORT AND TIER II SUPPORT/TECHNICAL SUPPORT
  TRAINING)


-------------------------------------------------------------------- ------------------- -------------------------------
                              COURSE                                    # OF COURSE              # OF STUDENTS
                                                                        OCCURRENCES
-------------------------------------------------------------------- ------------------- -------------------------------
****************************                                                 *           *****************************

-------------------------------------------------------------------- ------------------- -------------------------------

****************************                                                 *           *****************************

-------------------------------------------------------------------- ------------------- -------------------------------

****************************                                                 *                     *********

-------------------------------------------------------------------- ------------------- -------------------------------

****************************                                                 *                     *********

-------------------------------------------------------------------- ------------------- -------------------------------






-------------------------------------------------------------------- ------------------------------------ ------------------
                              COURSE                                             LOCATION                      DATES

-------------------------------------------------------------------- ------------------------------------ ------------------
****************************                                         **********************                  **********
                                                                                                            **********
-------------------------------------------------------------------- ------------------------------------ ------------------

****************************                                         **********************                  **********
                                                                                                            **********
-------------------------------------------------------------------- ------------------------------------ ------------------

****************************                                         ****************                         ********

-------------------------------------------------------------------- ------------------------------------ ------------------

****************************                                         ****************                         ********

-------------------------------------------------------------------- ------------------------------------ ------------------




                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                                                         5/26/98
                                                            Contract No. LLJ268E




                             EXHIBIT G (Page 1 of 3)


             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                  SEVERITY LEVEL DEFINITIONS AND RESPONSE TIMES

********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*************************




                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                                                         5/26/98
                                                            Contract No. LLJ268E




                             EXHIBIT G (Page 2 of 3)



             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

********************************************************************************
********************************************************************************
*******************************************************************************
********************************************************************************
********************************************************************************
*************************











                          AT&T Proprietary (Restricted)
                 Solely for Those Persons Having a Need to Know
                      Use Pursuant to Company Instructions

                                                                         5/26/98
                                                            Contract No. LLJ268E




                             EXHIBIT G (Page 3 of 3)


             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*************************



                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                                                         5/26/98
                                                            Contract No. LLJ268E



                             EXHIBIT H (Page 1 of 1)





         EXHIBIT H, PAGES 1 THROUGH 8, CONTAINS MATERIAL WHICH HAS BEEN OMITTED
           AND FILED SEPARATELY WITH THE COMMISSION.



                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                                                         5/26/98
                                                            Contract No. LLJ268E



                             EXHIBIT I (Page 1 of 4)

                               ADDITIONAL PRICING


             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

The following information details the pricing for the additional items and for extra training courses and documentation guides.

********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
**********************************************************************



                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS
                               ADDITIONAL PRICING

                                                                         5/26/98
                                                            Contract No. LLJ268E


                             EXHIBIT I (Page 2 of 4)




             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

  ONE-TIME DISCOUNT

********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*************************

*ADDITIONAL ITEMS PRICING NOTES

Payment terms are net thirty (30) days from signing of this Agreement.

Notwithstanding the foregoing, Company and Supplier have removed the following items, and their associated prices, from the list of requirements shown on Page one (1) of this exhibit:

o    ***********

o    ***********

o    ***************************************************************************
     ***************************************************************************
     ****************************************.








                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS
                               ADDITIONAL PRICING

                                                                         5/26/98
                                                            Contract No. LLJ268E


                             EXHIBIT I (Page 3 of 4)



             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

EXTRA TRAINING AND DOCUMENTATION
Company may order additional training and documentation at the prices set forth below.

********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
****************************************






                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS
                               ADDITIONAL PRICING

                                                                         5/26/98
                                                            Contract No. LLJ268E


                             EXHIBIT I (Page 4 of 4)


             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
****************************************



                          AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS
                               ADDITIONAL PRICING